                      OFI Tremont Market Neutral Hedge Fund

                     July 29, 2005, revised December 6, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

                           Two World Financial Center
                         225 Liberty Street, 11th Floor
                          New York, New York 10281-1008
                                 (212) 323-0200
                            toll-free (866) 634-6220

      This Statement of Additional Information ("SAI") is not a prospectus. This
SAI relates to and should be read in conjunction with the prospectus of OFI
Tremont Market Neutral Hedge Fund (the "Fund"), dated July 29, 2005. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

      This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                         PAGE

INVESTMENT POLICIES AND PRACTICES.........................................................

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES.......

BOARD OF TRUSTEES AND OVERSIGHT COMMITTEES......................................

INVESTMENT ADVISORY SERVICES................................................................

CONFLICTS OF INTEREST..............................................................................

TAX ASPECTS..............................................................................................

ERISA CONSIDERATIONS...............................................................................

BROKERAGE................................................................................................

DISTRIBUTION ARRANGEMENTS.....................................................................

PAYMENTS OF FUND INTERMEDIARIES............................................................

                        INVESTMENT POLICIES AND PRACTICES
      The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

      The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund
("shares"), are listed below. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

o                 Issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations
                  thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to
                  time.

o                 Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the
                  SEC.

o                 Underwrite securities of other issuers, except insofar as the
                  Fund may be deemed an underwriter under the Securities Act of
                  1933, as amended, in connection with the disposition of its portfolio securities.

o                 Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase
                  agreements except as permitted under the Investment Company
                  Act.

o                 Invest in real estate, physical commodities or commodity
                  contracts, except to the extent permitted under the Investment
                  Company Act, the rules or regulations thereunder or any
                  exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     o Invest  25% or more of the  value of its total  assets in the  securities
(other  than U.S.  Government  securities)  of  issuers  engaged  in any  single industry;  provided, however, that the Fund will invest 25% or more of the value of its total  assets in private  investment  funds  ("Hedge  Funds") that pursue market neutral investment  strategies  (except  temporarily during any period of adverse market  conditions  affecting Hedge Funds that pursue such  strategies), but will not invest 25% or more of the value of its total  assets in Hedge Funds that, in the aggregate,  have investment programs that focus on investing in any single industry.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in
Appendix A to this Statement of Additional Information. This is not a fundamental policy.

      Currently, under the Investment Company Act, the maximum amount the Fund may borrow is to the extent that the value of the Fund's assets, less its liabilities, other than borrowings, is equal to at least 300% of all borrowings
(including the proposed borrowing).

      The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the investment funds in which the
Fund's assets are invested, but will apply to investments made by the Fund.

      The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the
Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

      As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Hedge Funds") that are managed by alternative asset managers
("Hedge Fund Managers") that employ market neutral investment strategies. The
Fund may also on occasion retain a Hedge Fund Manager to manage a designated segment of the Fund's assets (a "Segregated Account") in accordance with the
Hedge Fund Manager's investment program. Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds and Segregated Accounts, and certain of the investment techniques that may be used by Hedge Fund Managers, is set forth below.

EQUITY SECURITIES

      The investment portfolios of Hedge Funds and Segregated Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

      Hedge Fund Managers may generally invest Hedge Funds and Segregated
Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

      Hedge Funds and Segregated Accounts may invest in fixed-income securities.
A Hedge Fund Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by
U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.
Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

      Hedge Funds and Segregated Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds").
Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating
Agency") in one of the four highest rating categories or, if not rated by any
Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

      A Hedge Fund's or Segregated Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the
Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

     Hedge Funds and Segregated  Accounts may invest in equity and  fixed-income securities  of non-U.S.  issuers and in  depositary  receipts,  such as American
Depositary Receipts ("ADRs"), that represent indirect interests in securities of
non-U.S.  issuers.  Non-U.S.  securities  in which  Hedge  Funds and  Segregated
Accounts may invest may be listed on non-U.S.  securities exchanges or traded in
non-U.S.  over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S.  securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

      As a general matter, Hedge Funds and Segregated Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment.
However, from time to time, a Hedge Fund or Segregated Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Hedge Fund's or Segregated Account's obligation to purchase or sell a specific currency at a future date at a specified price.
Forward contracts may be used by the Hedge Fund or Segregated Account for hedging purposes to protect against uncertainty in the level of future non-U.S.
currency exchange rates, such as when the Hedge Fund or Segregated Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Hedge Fund or Segregated Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Hedge Fund's or Segregated Account's existing holdings of non-U.S.
securities. There may be, however, imperfect correlation between the Hedge
Fund's or Segregated Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Hedge Fund's investment portfolio.

      ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository
Receipts are not obligated to disclose material information in the United
States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

      The Fund, Hedge Funds and Segregated Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Tremont
Partners, Inc., the Fund's sub-adviser (the "Sub-Adviser"), or Hedge Fund
Managers deem appropriate under the circumstances. The Fund or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S.
Government Securities, commercial paper, certificates of deposit and bankers'
acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

      Repurchase agreements are agreements under which the Fund, a Hedge Fund or
Segregated Account purchases securities from a bank that is a member of the
Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Hedge Fund or Segregated
Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Hedge
Fund or Segregated Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under
U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Hedge Fund or Segregated Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Hedge Fund's or Segregated Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

      Hedge Funds and Segregated Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Hedge Funds and
Segregated Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds or Segregated Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund or Segregated Account may suffer losses as a result of its hedging activities.

      DERIVATIVES. Hedge Funds and Segregated Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Hedge Funds and Segregated Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

      Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's or Segregated Account's performance.

      If a Hedge Fund or Segregated Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's or Segregated Account's return or result in a loss. A
Hedge Fund or Segregated Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund or
Segregated Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      OPTIONS AND FUTURES. The Hedge Fund Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund or Segregated Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a
Hedge Fund Manager may have difficulty closing out its position.
Over-the-counter options purchased and sold by Hedge Funds and Segregated
Accounts may include options on baskets of specific securities.

      The Hedge Fund Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated
exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund or Segregated Account owns the underlying security. The sale of such an option exposes a Hedge Fund or
Segregated Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's or Segregated Account's books.
The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds need not be covered. The Fund will segregate liquid assets to cover positions that could be considered to potentially leverage the Fund to the extent required by applicable laws and regulations.

      A Hedge Fund or Segregated Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund or Segregated Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund Manager would ordinarily effect a similar
"closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Hedge Fund Manager could exercise the option should it deem it advantageous to do so.

      The use of derivatives that are subject to regulation by the Commodity
Futures Trading Commission (the "CFTC") by Hedge Funds and Segregated Accounts
could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. If applicable CFTC rules change, such conditions may be applied to the Fund's use of certain derivatives.

      Hedge Funds and Segregated Accounts may enter into futures contracts in
U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

      Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund or Segregated Account to substantial losses.

      Successful use of futures also is subject to a Hedge Fund Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

      Some or all of the Hedge Fund Managers may purchase and sell stock index futures contracts for a Hedge Fund or Segregated Account. A stock index future obligates a Hedge Fund or Segregated Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

      Some or all of the Hedge Fund Managers may purchase and sell interest rate futures contracts for a Hedge Fund or Segregated Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

      Some or all of the Hedge Fund Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

      OPTIONS ON SECURITIES INDEXES. Some or all of the Hedge Fund Managers may
purchase and sell for the Hedge Funds and Segregated Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund Manager of options on stock indexes will be subject to the Hedge
Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

      WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.
Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.
In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

      SWAP AGREEMENTS. The Hedge Fund Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Hedge Funds and
Segregated Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns
(or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap";
interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      Most swap agreements entered into by a Hedge Fund or Segregated Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's or Segregated
Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund's or Segregated Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

      To achieve investment returns equivalent to those achieved by a Hedge Fund
Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.
The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

      A Hedge Fund or Segregated Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund or Segregated
Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund or Segregated Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund or
Segregated Account generally will receive collateral consisting of cash, U.S.
Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund or Segregated Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund or Segregated Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

      To reduce the risk of changes in securities prices and interest rates, a
Hedge Fund or Segregated Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund or Segregated Account enters into the commitment, but the Hedge Fund or Segregated Account does not make payment until it receives delivery from the counterparty. After a Hedge Fund or
Segregated Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

      Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.
Securities so purchased may expose a Hedge Fund or Segregated Account to risks because they may experience such fluctuations prior to their actual delivery.
Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund or Segregated Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund or Segregated Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge
Fund or Segregated Account on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund or Segregated Account may incur a loss.

PORTFOLIO TURNOVER

"Portfolio turnover" describes the rate at which the Fund traded its portfolio investments during its last fiscal year. For example, if a fund sold all of its portfolio investments during the year, its portfolio turnover rate would have been 100%. The Sub-Adviser is not limited in the amount of portfolio trading it may conduct on behalf of the Fund in seeking to achieve the Fund's investment objective and will invest in and withdraw from the Hedge Funds held in the
Fund's portfolio as it deems appropriate. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist that are considered by the Sub-Adviser to make portfolio changes advisable.

Although the Sub-Adviser expects that many of the Fund's investments in Hedge
Funds will be relatively long term in nature, it may make changes in the Fund's particular portfolio holdings whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation. The Sub-Adviser may also make strategy specific reallocations to certain Hedge Funds held in the Fund's portfolio. The Sub-Adviser may also make general portfolio changes to increase the Fund's cash to position it in a defensive posture. The Sub-Adviser may make portfolio changes without regard to the length of time the Fund has held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which the Fund may have only recently sold. The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements. If the Fund repurchases large amounts of shares during Repurchase Offers, it may have to sell portions of its securities holdings to raise cash to pay for those repurchases. That might may result in a higher than usual portfolio turnover rate.

The annual rate of the Fund's total portfolio turnover for the fiscal years ended March 31, 2005 and March 31, 2004 was 66% and 22% respectively. The increase in portfolio turnover for the fiscal year ended 2005 was due to strategy specific reallocations, and to redemptions from Hedge Funds that the
Sub-Adviser believed to have a decreased return potential.

                 REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES
REPURCHASE OFFERS

      As discussed in the prospectus, offers to repurchase shares will be made by the Fund at such times and on such terms as may be determined by the Board of
Trustees of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase shares from shareholders pursuant to written tenders, the Board will consider the recommendation of OppenheimerFunds, Inc., the Fund's investment adviser (the "Adviser"). The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

      The Board will cause the Fund to make offers to repurchase shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase shares, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.
Shareholders who are deciding whether to tender shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their shares from the Adviser during such period. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

      As discussed in the prospectus, the Fund will issue notes to tendering shareholders in connection with the repurchase of shares. Upon its acceptance of tendered shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii)
interests in Hedge Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

      Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.
The Sub-Adviser intends to take measures (subject to such policies as may be established by the Board of Trustees) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of shares.

MANDATORY REDEMPTIONS

      As noted in the prospectus, the Fund has the right to redeem shares under certain circumstances. Such mandatory redemptions may be made if:

     o shares  have been  transferred  or shares  have  vested in any  person by operation  of  law as  the  result  of the  death,  dissolution,  bankruptcy  or incompetency of a shareholder;

     o ownership of shares will cause the Fund to be in violation of, or subject the  Fund to  additional  registration  or  regulation  under,  the  securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

o              continued ownership of such shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

o              any of the representations and warranties made by a shareholder in connection with the acquisition of shares was not true when made or has ceased to be true; or

o it would be in the best interests of the Fund to redeem shares or portion thereof.

TRANSFERS OF SHARES

      No shareholder will be permitted to transfer shares of the Fund unless after such transfer the value of the shares remaining is at least equal to
Fund's minimum investment requirement.

                   BOARD OF TRUSTEES AND OVERSIGHT COMMITTEES

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under federal and Massachusetts law.
The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser and
Sub-Adviser. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser and Sub-Adviser.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the
Investment Company Act (the "Independent Trustees"). The members of the Audit
Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A. Randall and
Joseph M. Wikler. The Audit Committee held 4 meetings during the Fund's fiscal year ended March 31, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Adviser's Internal
Audit Department; (iv) maintaining a separate line of communication between the
Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Adviser and certain affiliates of the Adviser.

     The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman),  Matthew P. Fink, Phillip A. Griffiths,  Joel W. Motley and Brian F.
Wruble.  The  Regulatory  &  Oversight  Committee  did not hold any meetings during the Fund's  fiscal  year  ended  March 31,  2005.  The  Regulatory  &
Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements,  including the Investment  Advisory and  Distribution  Agreements,
transfer agency and shareholder  service agreements and custodian  agreements as well as the  policies  and  procedures  adopted  by the Fund to comply  with the
Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

      The members of the Governance Committee are, Phillip A. Griffiths
(Chairman), Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I Wold. The
Governance Committee did not hold any meetings during the Fund's fiscal year ended March 31, 2005. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Governance Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Adviser and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's Adviser. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of OFI Tremont Market Neutral Hedge Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual
Life Insurance Company (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Securities and Exchange Commission ("SEC") rules. The Governance
Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds, Jr.
(Chairman), Matthew P. Fink and Mary F. Miller. The Proxy Committee did not hold any meetings during the Fund's fiscal year ended March 31, 2005. The Proxy
Committee provides the Board with recommendations for the proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

     Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
Trustees is an  Independent  Trustee.  All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer International Growth Fund
                                           Oppenheimer   International   Large  Cap
Oppenheimer AMT-Free New York Municipals   Core Fund
                                           Oppenheimer  International Small Company
Oppenheimer Balanced Fund                  Fund
Oppenheimer California Municipal Fund      Oppenheimer International Value Fund
                                           Oppenheimer   Limited  Term   California
Oppenheimer Capital Appreciation Fund      Municipal Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multi-State Municipal Trust
Oppenheimer Dividend Growth Fund           Oppenheimer Portfolio Series
Oppenheimer Emerging Growth Fund           Oppenheimer Real Estate Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    OFI Tremont Core Strategies Hedge Fund
Oppenheimer Global Opportunities Fund      OFI Tremont Market Neutral Hedge Fund
                                           Oppenheimer  Tremont Market Neutral Fund
Oppenheimer Gold & Special Minerals Fund   LLC
Oppenheimer Growth Fund                    Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Diversified Fund Oppenheimer U.S. Government Trust

      In addition to being a director or trustee of each of the Board I Funds,
Messrs. Galli and Wruble are directors or trustees of ten other portfolios, and
Messrs. Wikler and Wold are trustees of one other portfolio, in the
OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Birney, Gillespie, Murphy, Petersen, Vandehey, Vottiero, Wixted
and Zack and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of November 30,
2005 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Adviser, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members)
owns securities of either the Adviser, the Sub-Adviser or the Distributor of the
Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Adviser, the Sub-Adviser or the Distributor.

      Affiliated Transactions and Material Business Relationships. Mr. Reynolds
has reported he has a controlling interest in The Directorship Group, Inc. (the
"Directorship Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the
Manager) for fees of $137,500 for calendar year ended December 31, 2002. Mr.
Reynolds reported that the Directorship Group did not provide consulting services to Massachusetts Mutual Life Insurance Company during the calendar years ended December 31, 2003 and 2004 and does not expect to provide any such services in the calendar year ending December 31, 2005.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between the Directorship
Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds's status as an
Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment
Company Act or the rules thereunder require approval by a majority of
Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

      Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds
("Supervised Funds"). Ms. Miller was elected to certain Board I Funds during
2004 and did not hold shares of Board I Funds during the calendar year ended
December 31, 2004. Mr. Fink was elected to the Board I Funds in 2005 and did not hold shares of Board I Funds during the calendar year ended December 31, 2004.
The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------
                              Independent Trustees
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the Past 5     Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with the       Years; Other Trusteeships/Directorships     Beneficially   Owned in
Fund, Length of     Held; Number of Portfolios in the Fund       Owned in     Supervised
Service, Age        Complex Currently Overseen                   the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2004
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Clayton K.          Director  of  American   Commercial   Lines None        Over $100,000
Yeutter, Chairman   (barge   company)   (since  January  2005);
of the Board of     Attorney  at  Hogan &  Hartson  (law  firm)
Trustees since      (since  June  1993);  Director  of  Covanta
2005,               Holding  Corp.   (waste-to-energy  company)
Trustee since 2005  (since  2002);   Director  of  Weyerhaeuser
Age: 74             Corp.   (1999-April   2004);   Director  of
                    Caterpillar,   Inc.  (1993-December  2002);
                    Director  of  ConAgra  Foods   (1993-2001);
                    Director of Texas Instruments  (1993-2001);
                    Director  of FMC  Corporation  (1993-2001).
                    Oversees    38     portfolios     in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Matthew P. Fink,    Trustee  of  the   Committee  for  Economic None        None
Trustee since 2005  Development  (policy  research  foundation)
Age: 64             (since  2005);  Director  of ICI  Education
[                   Foundation  (education  foundation)  (since
                    October 1991); President of the Investment Company Institute
                    (trade association) (1991-2004); Director of ICI Mutual
                    Insurance Company (insurance company) (1991-2004). Oversees
                    38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Robert G. Galli,    A director or trustee of other  Oppenheimer None        Over $100,000
Trustee since 2005  funds.   Oversees  48   portfolios  in  the
Age: 72             OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Phillip A.          Director of GSI  Lumonics  Inc.  (precision None        Over $100,000
Griffiths,          medical  equipment  supplier) (since 2001);
Trustee since 2005  Trustee of Woodward  Academy  (since 1983);
Age: 67             Senior  Advisor  of The  Andrew  W.  Mellon
                    Foundation (since 2001); Member of the National Academy of
                    Sciences (since 1979); Member of the American Philosophical
                    Society (since 1996); Council on Foreign Relations (since
                    2002); Director of the Institute for Advanced Study
                    (1991-2004); Director of Bankers Trust New York Corporation
                    (1994-1999). Oversees 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Mary F. Miller,     Trustee of the American Symphony  Orchestra None        None
Trustee since 2005  (not-for-profit)  (since October 1998); and
Age: 63             Senior Vice  President and General  Auditor
                    of American Express Company (financial services company)
                    (July 1998-February 2003). Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joel W. Motley,     Director  of  Columbia   Equity   Financial None        Over $100,000
Trustee since 2005  Corp.  (privately-held  financial  adviser)
Age: 53             (since 2002);  Managing Director of Carmona
                    Motley,  Inc.   (privately-held   financial
                    adviser)  (since  January  2002);  Managing
                    Director  of Carmona  Motley  Hoffman  Inc.
                    (privately-held      financial     adviser)
                    (January  1998-December  2001);  Member  of
                    the  Finance  and Budget  Committee  of the
                    Council   on   Foreign    Relations,    the
                    Investment   Committee  of  the   Episcopal
                    Church   of   America,    the    Investment
                    Committee  of Human  Rights  Watch  and the
                    Investment  Committee  of  Historic  Hudson
                    Valley.   Oversees  38  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Kenneth A.          Director   of  Dominion   Resources,   Inc. None        Over $100,000
Randall,            (electric  utility holding  company) (since
Trustee since 2005  February  1972);  Former  Director of Prime
Age: 78             Retail,   Inc.   (real  estate   investment
                    trust),   Dominion  Energy  Inc.  (electric
                    power and oil & gas  producer),  Lumbermens
                    Mutual    Casualty    Company,     American
                    Motorists  Insurance  Company and  American
                    Manufacturers   Mutual  Insurance  Company;
                    Former   President   and  Chief   Executive
                    Officer  of  The  Conference   Board,  Inc.
                    (international    economic   and   business
                    research).  Oversees 38  portfolios  in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Russell S.          Chairman of The Directorship  Search Group, None        Over $100,000
Reynolds, Jr.,      Inc. (corporate  governance  consulting and
Trustee since 2005  executive  recruiting)  (since 1993);  Life
Age: 73             Trustee of International  House (non-profit
                    educational  organization);  Former Trustee
                    of The  Historical  Society  of the Town of
                    Greenwich.  Oversees 38  portfolios  in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joseph M. Wikler,   Director of the  following  medical  device None        $50,001-$100,000
Trustee since 2002  companies:   Medintec   (since   1992)  and
Age: 64             Cathco  (since  1996);  Director  of  Lakes
                    Environmental Association (since 1996); Member of the
                    Investment Committee of the Associated Jewish Charities of
                    Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 39 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Peter I. Wold,      President  of  Wold  Oil  Properties,  Inc. None        Over $100,000
since 2002          (oil  and gas  exploration  and  production
Age: 57             company)  (since  1994);   Vice  President,
                    Secretary and Treasurer of Wold Trona Company, Inc. (soda
                    ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999);
                    Managing Member of Hole-in-the-Wall Ranch (cattle ranching)
                    (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                    Director of PacifiCorp. (electric utility) (1995-1999).
                    Oversees 39 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Brian F. Wruble,    General Partner of Odyssey  Partners,  L.P. None        Over $100,000
Trustee since 2002  (hedge   fund)  (since   September   1995);
Age: 62             Director  of  Special  Value  Opportunities
                    Fund, LLC (registered  investment  company)
                    (since September 2004);  Director of Zurich
                    Financial    Investment    Advisory   Board
                    (affiliate   of   the   Manager's    parent
                    company)  (since  October  2004);  Board of
                    Governing    Trustees    of   The   Jackson
                    Laboratory   (non-profit)   (since   August
                    1990);   Trustee  of  the   Institute   for
                    Advanced  Study   (non-profit   educational
                    institute)   (since  May   1992);   Special
                    Limited   Partner  of  Odyssey   Investment
                    Partners,  LLC (private equity  investment)
                    (January  1999-September  2004); Trustee of
                    Research  Foundation  of  AIMR  (2000-2002)
                    (investment     research,      non-profit);
                    Governor,  Jerome Levy Economics  Institute
                    of  Bard  College  (August   1990-September
                    2001)  (economics  research);  Director  of
                    Ray  &  Berendtson,  Inc.  (May  2000-April
                    2002) (executive search firm).  Oversees 48
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a
Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Adviser by virtue of his positions as an officer and director of the Adviser, and as a shareholder of its parent company.

-------------------------------------------------------------------------------------------
                         Interested Trustee and Officer
-------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5      Dollar      Aggregate
                                                                            Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares    Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships      Beneficially  Owned in
Length of          Held; Number of Portfolios in the Fund        Owned in    Supervised
Service, Age       Complex Currently Overseen                    the Fund       Funds
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                 As of December 31, 2004
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief   Executive   Officer  and None        Over $100,000
President and      Director  (since  June  2001) and  President
Trustee 2002       (since   September  2000)  of  the  Adviser;
Age: 56            President  and  a  director  or  trustee  of
                   other Oppenheimer funds; President and Director of
                   Oppenheimer Acquisition Corp. ("OAC") (the Adviser's parent holding company) and of Oppenheimer Partnership Holdings,
                   Inc. (holding company subsidiary of the Adviser) (since July
                   2001); Director of OppenheimerFunds Distributor, Inc.
                   (subsidiary of the Adviser) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                   Financial Services, Inc. (transfer agent subsidiaries of the
                   Adviser) (since July 2001); President and Director of
                   OppenheimerFunds Legacy Program (charitable trust program
                   established by the Adviser) (since July 2001); Director of the following investment advisory subsidiaries of the
                   Adviser: OFI Institutional Asset Management, Inc., Centennial
                   Asset Management Corporation, Trinity Investment Management
                   Corporation and Tremont Capital Management, Inc. (since
                   November 2001), HarbourView Asset Management Corporation and
                   OFI Private Investments, Inc. (since July 2001); President
                   (since November 1, 2001) and Director (since July 2001) of
                   Oppenheimer Real Asset Management, Inc.; Executive Vice
                   President of Massachusetts Mutual Life Insurance Company
                   (OAC's parent company) (since February 1997); Director of DLB
                   Acquisition Corporation (holding company parent of Babson
                   Capital Management LLC) (since June 1995); Member of the
                   Investment Company Institute's Board of Governors (since
                   October 3, 2003); Chief Operating Officer of the Adviser
                   (September 2000-June 2001); President and Trustee of MML
                   Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000);
                   President, Chief Executive Officer and Director of MML Bay
                   State Life Insurance Company (September 1999-August 2000);
                   Director of Emerald Isle Bancorp and Hibernia Savings Bank
                   (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                   1989-June 1998). Oversees 77 portfolios in the
                   OppenheimerFunds complex as a director or trustee and officer and an additional 10 portfolios as an officer.
-------------------------------------------------------------------------------------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Birney,  Gillespie  and Zack and Ms.  Bloomberg,  Two  World  Financial
Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen,
Vandehey,  Vottiero,  and Wixted and Ms. Ives,  6803 S. Tucson Way,  Centennial,
Colorado 80112-3924.  Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
                             Other Officers of the Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Timothy J. Birney       Vice President of the Sub-Adviser  since January 2005 and was
Vice President and      Investment  Management  Associate for Tremont Capital,  Inc.,
Portfolio Manager       the parent company of the Sub-Adviser,  from November 2003 to
since 2005              January  2005.  From May 2002  through  November  2003,  Vice
Age:  38                President  at Asset  Alliance  Corporation.  From  March 1998
                        through  May 2002,  Vice  President  and  Research  Portfolio
                        Manager of Alternative  Asset  Management at Nikko Securities
                        Co.  International,  Inc. An officer of 4  portfolios  in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice  President  and Chief  Compliance  Officer of the
Vice President and      Adviser    (since    March   2004);    Vice    President   of
Chief Compliance        OppenheimerFunds   Distributor,    Inc.,   Centennial   Asset
Officer since 2004      Management Corporation and Shareholder Services,  Inc. (since
Age: 55                 June 1983).  Former Vice  President  and Director of Internal
                        Audit of the Adviser (1997-February 2004). An officer of
                        87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President  and  Treasurer of the Adviser  (since
Treasurer since 2002    March 1999);  Treasurer of the following:  HarbourView  Asset
Age: 46                 Management   Corporation,   Shareholder  Financial  Services,
                        Inc., Shareholder Services, Inc., Oppenheimer Real Asset
                        Management Corporation, and Oppenheimer Partnership
                        Holdings, Inc. (since March 1999), OFI Private
                        Investments, Inc. (since March 2000), OppenheimerFunds
                        International Ltd. (since May 2000), OppenheimerFunds
                        plc (since May 2000), OFI Institutional Asset
                        Management, Inc. (since November 2000), and
                        OppenheimerFunds Legacy Program (charitable trust
                        program established by the Adviser) (since June 2003);
                        Treasurer and Chief Financial Officer of OFI Trust
                        Company (trust company subsidiary of the Adviser) (since
                        May 2000); Assistant Treasurer of the following: OAC
                        (since March 1999),Centennial Asset Management
                        Corporation (March 1999-October 2003) and
                        OppenheimerFunds Legacy Program (April 2000-June 2003);
                        Principal and Chief Operating Officer of Bankers Trust
                        Company-Mutual Fund Services Division (March 1995-March
                        1999). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Adviser (since August 2002);
Assistant Treasurer     Manager/Financial Product Accounting of the Adviser
since 2004              (November 1998-July 2002). An officer of 87 portfolios in
Age: 35                 the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Philip F. Vottiero,     Vice President/Fund Accounting of the Adviser (since March
Assistant Treasurer     2002); Vice President/Corporate Accounting of the Adviser
since 2002              (July 1999-March 2002); Chief Financial Officer of Sovlink
Age: 42                 Corporation (April 1996-June 1999). An officer of 87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since  January 2004) and General
Secretary since 2002    Counsel  (since March 2002) of the Adviser;  General  Counsel
Age: 57                 and  Director  of  the  Distributor  (since  December  2001);
                        General Counsel of Centennial Asset Management
                        Corporation (since December 2001); Senior Vice President
                        and General Counsel of HarbourView Asset Management
                        Corporation (since December 2001); Secretary and General
                        Counsel of OAC (since November 2001); Assistant
                        Secretary (since September 1997) and Director (since
                        November 2001) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and Director of
                        Oppenheimer Partnership Holdings, Inc. (since December
                        2002); Director of Oppenheimer Real Asset Management,
                        Inc. (since November 2001); Senior Vice President,
                        General Counsel and Director of Shareholder Financial
                        Services, Inc. and Shareholder Services, Inc. (since
                        December 2001); Senior Vice President, General Counsel
                        and Director of OFI Private Investments, Inc. and OFI
                        Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003);
                        Senior Vice President and General Counsel of OFI
                        Institutional Asset Management, Inc. (since November
                        2001); Director of OppenheimerFunds (Asia) Limited
                        (since December 2003); Senior Vice President (May
                        1985-December 2003), Acting General Counsel (November
                        2001-February 2002) and Associate General Counsel (May
                        1981-October 2001) of the Adviser; Assistant Secretary
                        of the following: Shareholder Services, Inc. (May
                        1985-November 2001), Shareholder Financial Services,
                        Inc. (November 1989-November 2001), and OppenheimerFunds
                        International Ltd. (September 1997-November 2001). An
                        officer of 87 portfolios in the OppenheimerFunds
                        complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June  1998) and Senior  Counsel  and
Assistant     Secretary Assistant  Secretary  (since  October  2003) of the  Adviser;
since 2002              Vice President  (since 1999) and Assistant  Secretary  (since
Age: 40                 October  2003) of the  Distributor;  Assistant  Secretary  of
                        Centennial  Asset  Management   Corporation   (since  October
                        2003); Vice President and Assistant  Secretary of Shareholder
                        Services,   Inc.   (since  1999);   Assistant   Secretary  of
                        OppenheimerFunds  Legacy  Program and  Shareholder  Financial
                        Services,  Inc. (since December 2001);  Assistant  Counsel of the  Adviser  (August  1994-October  2003).  An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and Associate  Counsel of the Adviser  (since
Assistant     Secretary May 2004);  First Vice  President  (April  2001-April  2004),
since 2004              Associate   General  Counsel   (December   2000-April  2004),
Age: 37                 Corporate Vice President (May 1999-April  2001) and Assistant
                        General  Counsel (May  1999-December  2000) of UBS  Financial
                        Services  Inc.  (formerly,   PaineWebber  Incorporated).   An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and  Deputy  General  Counsel of the
Assistant     Secretary Adviser  (since  September  2004);  Mr.  Gillespie  held  the
since 2004              following  positions at Merrill Lynch Investment  Management:
Age: 41                 First  Vice   President   (2001-September   2004);   Director
                        (2000-September  2004)  and Vice  President  (1998-2000).  An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

|X| Remuneration of the Officers and Trustees. The officers and the interested
Trustee of the Fund, who are affiliated with the Adviser, receive no salary or fee from the Fund. The Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended March 31, 2005. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee
(if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2004.

--------------------------------------------------------------------------------------
Name and Other Fund      Aggregate     Retirement      Estimated          Total
                                    Benefits
                       Compensation    Accrued as       Annual        Compensation
Position(s) (as From the Part of Fund Benefits Upon From the Fund applicable)
Fund(1) Expenses Retirement(2) and Fund Complex
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Clayton K. Yeutter         None           None          $86,171         $173,700
Chairman of the Board
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ronald J. Abdow(8)        $2,000          None           None          $81,833(9)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Matthew P. Fink(3)         None           None          $2,641            None
Proxy Committee
Member and Regulatory
& Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Galli            None           None        $100,824(4)      $237,312(5)
Regulatory &
Oversight Committee
Chairman
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip A. Griffiths       None           None          $34,972         $142,092
Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F. Miller(6)
Audit Committee
Member and Proxy           None           None          $7,128           $8,532
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joel W. Motley             None           None          $23,945         $150,760
Audit Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kenneth A. Randall         None           None          $85,944         $134,080
Audit Committee
Member and Governance
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Russell S. Reynolds,       None           None          $66,602         $106,792
Jr.
Proxy Committee
Chairman and
Governance Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Eustis Walcott(8)         $1,800          None           None            $18,500
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joseph M. Wikler(7)       $2,583          None             -             $23,000
Audit Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Peter I. Wold(7)
Governance Committee      $2,333          None             -             $20,500
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian F. Wruble(10)        None           None        $22,238(11)     $111,000(12)
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
1. "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds as described below under
   "Retirement Plan for Trustees."
3. Mr. Fink was appointed as a Board member of 10 of the Board I Funds effective
   January 1, 2005 and was elected as a Board Member of all of the other Board I
   Funds during 2005.
4. Includes $45,840 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds.
5. Includes $111,000 for serving as a director or trustee of 10 other
   Oppenheimer funds (at December 31, 2004) that are not Board I Funds.
6. Ms. Miller was appointed as a Board member of 13 of the Board I Funds effective August13, 2004 and of 9 of the Board I Funds effective October 26,
   2004. She was elected as a Board member of all of the Board I Funds during
   2005.
7. Mr. Wikler and Mr. Wold were elected as Board members of 23 of the Board I
   Funds as of August 17, 2005. They had served as Board members of the other 11
   Board I Funds, including the Fund, prior to that date.
8. Mr. Abdow and Mr. Walcott retired as Trustees of the Fund as of September 26,
   2005.
9. Includes $61,333 compensation paid to Mr. Abdow for serving as a trustee for two open-end investment companies (MassMutual Institutional Funds and MML
   Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Adviser. The Adviser also serves as the
   Sub-Advisor to the MassMutual International Equity Fund, a series of
   MassMutual Institutional Funds. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds,
   MassMutual Institutional Funds and MML Series Investment Fund. The Adviser
   does not consider MassMutual Institutional Funds and MML Series Investment
   Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
10. Mr. Wruble was appointed as Trustee of the Board I Funds effective October
    10, 2005.
11. Estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds. Mr.
    Wruble's service as a director or trustee of such funds will not be counted towards the fulfillment of his eligibility requirements for payments under the Board I retirement plan, described below.
12. For serving as a director or trustee of 10 other Oppenheimer funds (at
    December 31, 2004) that are not Board I Funds.

|X| Retirement Plan for Trustees. Certain Board I Funds have adopted a retirement plan that provides for payments to retired Independent Trustees.
Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the Trustee's compensation, including future compensation and the length of his or her service on the Board.

      |X| Deferred Compensation Plan. The Board of Trustees has adopted a
Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Trustees' fees under the plan will not materially affect a
Fund's assets, liabilities or net income per share. The plan will not obligate a
Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

      The Trustees who are not employees of the Adviser, including its affiliates, are each paid an annual retainer of $16,000 and per meeting fees of
$500. The Chairman of the Board and the Audit Committee each receive an additional fee of $10,000 per year. The other Trustees receive no annual or other fees from the Fund. All Trustees are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

      The Trustees serve on the Board for terms of indefinite duration. A
Trustee's position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A
Trustee may resign upon 90 days' prior written notice to the other Trustees, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. The Trustees will render assistance to shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

                          INVESTMENT ADVISORY SERVICES
THE INVESTMENT ADVISER

      The Adviser commenced serving as the Fund's investment adviser on June 2,
2004, subject to the ultimate supervision of and subject to any policies established by the Board. Prior to that time, OFI Institutional Asset
Management, Inc., a wholly-owned subsidiary of the Adviser ("OFII"), served as investment adviser. The Adviser is a wholly-owned subsidiary of Oppenheimer
Acquisition Corporation, which in turn is a wholly-owned subsidiary of
Massachusetts Mutual Life Insurance Company ("MassMutual").

      The Adviser is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith regularly providing investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the
Fund and arranging for the purchase and sale of such securities pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the
"Advisory Agreement").

      The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Advisory
Fee") computed at the annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares, as defined below).

      The Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.
The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the
Investment Company Act and the rules thereunder.

      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the name "Oppenheimer"
in connection with other investment companies for which it may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

      The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at
OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, New
York, NY 10281-1008.

      For the period June 2, 2004 through March 31, 2005, the Fund paid $734,583 to the Adviser pursuant to the Investment Advisory Agreement. The Adviser assumed management of the Fund from OFII effective June 2, 2004. For the period
April 1, 2004, OFII was paid $246,562 and for the fiscal year ended March 31,
2004, OFII was paid $460,923. During the fiscal year ended March 31, 2005, the
Adviser and OFII had agreed to voluntarily waive a portion of their respective advisory fees. Effective April 1, 2004, OFII and as of June 2, 2004, the Adviser
had voluntarily undertaken to limit the Fund's total expenses to not more than
1.50% of the average monthly net assets of the Fund. The waiver may be amended or withdrawn at any time without notice to shareholders. Prior to April 1, 2004, a similar voluntary undertaking had limited the Fund's total expenses to not more than 1.75% of the average monthly net assets of the Fund. For the fiscal year ended March 31, 2005, OFI and OFII waived $143,759 and $34,740, respectively in additional advisory fees. For the fiscal year ended March 31,
2004, OFII waived $108,456 in additional advisory fees. The Fund commenced operations on January 2, 2003. No advisory fees were paid to OFII for the fiscal year ended March 31, 2003.

THE SUB-ADVISER

      As authorized by the Advisory Agreement, Tremont Partners, Inc. (the
"Sub-Adviser"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser. The Sub-Adviser is primarily responsible for the selection of Hedge Fund Managers and the allocation of the assets of the Fund for investment among the Hedge Fund Managers. In addition, the Sub-Adviser is responsible for investing the cash portion of the Fund's assets not invested in
Hedge Funds or through Segregated Accounts. The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Acquisition Corporation, which in turn is a wholly owned subsidiary of MassMutual.

      The Sub-Adviser provides services to the Fund pursuant to the terms of a
Sub-Advisory Agreement entered into between the Adviser and the Sub-Adviser (the
"Sub-Advisory Agreement"). In consideration of the services provided by the
Sub-Adviser, the Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the amount of the Advisory Fee earned by the Adviser pursuant to the Advisory
Agreement.

      The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; by the Adviser; or by the Sub-Adviser. The Sub-Advisory
Agreement also provides that it will terminate automatically in the event of its
"assignment," as defined by the Investment Company Act and the rules thereunder.

      The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Sub-Adviser is not liable to the Fund or to the Adviser for any loss the
Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the
Sub-Adviser may act as investment adviser for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment adviser. If the Sub-Adviser shall no longer act as Sub-Adviser of the Fund, the Sub-Adviser may withdraw the right of the Fund to use the name "Tremont" as part of its name.

      During the fiscal years ended March 31, 2005, March 31, 2004 and March 31,
2003, the Fund's then serving investment adviser paid $401,323, $176,234 and $0, respectively, to the Sub-Adviser pursuant to the Sub-Advisory Agreement.

      A discussion regarding the basis of the Board approving any investment advisory or sub-advisory contract of the Fund is available in the Fund's annual report to shareholders.

Administrative Services. Under the terms of an administration agreement (the
"Administration Agreement") with the Fund, the Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund; preparing or assisting in the preparation of various reports, communications and regulatory filings of the
Fund; assisting in the review of investor applications; monitoring the Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the
Board and meetings of shareholders and preparing related materials; and
maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay the Adviser a monthly fee computed at the annual rate of 0.15% of the aggregate value of outstanding shares determined as of the last day of each calendar month (the "Administration
Fee"). Related to this, the Adviser (in its capacity as administrator) and the
Sub-Adviser have entered into a sub-administration agreement, pursuant to which the Adviser may delegate some or all of the administrative responsibilities to the Sub-Adviser. The Adviser, in its capacity as administrator of the Fund, will pay the Sub-Adviser, in its capacity as sub-administrator, some or all of the
Administration Fee.

      During the fiscal years ended March 31, 2005, the Fund paid $86,030 and
$29,561 to the Adviser and OFII, respectively pursuant to the Administration
Agreement. The Adviser assumed the responsibilities as administrator on June 2,
2004. For the fiscal years ended March 31, 2004 and March 31, 2003, the Fund paid OFII for administrative services $55,318 and $0, respectively, to the
Adviser pursuant to the Administration Agreement.

CODES OF ETHICS

      The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions.
Covered persons include the Trustees and the officers and directors of the
Adviser and the Sub-Adviser, as well as employees of the Adviser and the
Sub-Adviser having knowledge of the investments and investment intentions of the
Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

      The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on
the operation of the Public Reference Room may be obtained by calling the SEC at
1-202-942-8090. The codes of ethics are available on the EDGAR database on the
SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

PORTFOLIO PROXY VOTING

      The Adviser has delegated to the Sub-Adviser responsibility for voting proxies relating to securities owned by the Fund. The Fund invests primarily in private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities, if any, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its shareholders. For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the
Fund has adopted the OppenheimerFunds Portfolio Proxy Voting Policies and
Procedures. The OppenheimerFunds Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o        The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o        In general, the Fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund opposes proposals to classify the board of directors. o The Fund supports proposals to eliminate cumulative voting. o The Fund opposes re-pricing of stock options.
o        The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

PORTFOLIO MANAGER

      The Fund's portfolio is managed by Timothy J. Birney (referred to as the
"Portfolio Manager"). He is the person responsible for the day-to-day management of the Fund's investments.

     Other  Accounts  Managed.  In addition to  managing  the Fund's  investment portfolio,  Mr.  Birney  also  manages  other  investment  portfolios  and other accounts on behalf of the  Sub-Adviser or its  affiliates.  The following  table provides information  regarding the other portfolios and accounts managed by Mr.
Birney as of March 31, 2005.

     --------------------------------------------------------------------------

                             Registered Other Pooled
                              Investment Investment
                                   Companies        Vehicles    Other Accounts
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
                                       4               9             None
     Accounts Managed
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
                                     $484.0          $871.0          None
     Total Assets Managed*
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
                                       2               9             None
     Accounts with
     Performance-Based
     Advisory Fees
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
                                     $144.8          $871.0          None
     Total Assets in Accounts
     with Performance-Based
     Advisory Fees*
     --------------------------------------------------------------------------
      *  In millions.

      As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude
Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

      Compensation of the Portfolio Manager. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2005, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

            The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets.
The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

     Ownership  of Fund  Shares.  As of  March  31,  2005,  Mr.  Birney  did not
beneficially own any shares of the Fund.

FUND EXPENSES

      The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

o                 all costs and expenses directly related to investment
                  transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees,
                  interest and commitment fees on loans and debit balances,
                  borrowing charges on securities sold short, dividends on
                  securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge
                  Funds;
o                 all costs and expenses associated with the operation and
                  registration of the Fund, ongoing offering costs and the costs of compliance with, any applicable federal and state laws;
o                 all costs and expenses associated with the organization and operation of separate investment funds managed by Hedge Fund
                  Managers retained by the Fund;
o                 the costs and expenses of holding meetings of the Board and any meetings of shareholders, including costs associated with the preparation and dissemination of proxy materials;
o                 the fees and disbursements of Fund counsel, legal counsel to the Independent Trustees, Advisers, Independent Registered
                  Public Accounting Firm for the Fund and other consultants and professionals engaged on behalf of the Fund;

     o the Advisory  Fee; o the fees  payable to  custodians  and other  persons providing  administrative  services to the Fund; o the costs of a fidelity  bond and any liability  insurance  obtained on behalf of the Fund or the Board; o all costs and expenses of  preparing,  setting in type,  printing  and  distributing reports  and other  communications  to  shareholders;  and o such other types of expenses as may be approved from time to time by the Board.

      The Hedge Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Hedge
Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

                              CONFLICTS OF INTEREST
THE ADVISER

            The Adviser and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. The
Adviser and its officers or employees who assist in providing services to the
Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by the
Adviser. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

THE SUB-ADVISER

      The Sub-Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the
Fund ("Tremont Accounts"). The Fund has no interest in these activities. The
Sub-Adviser and the investment professionals who, on behalf of the Sub-Adviser, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Tremont
Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

      The Sub-Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain
Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Sub-Adviser will consider participation by the
Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which the Sub-Adviser will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Sub-Adviser will commit the Fund's assets. There also may be circumstances under which the Sub-Adviser will consider participation by Tremont Accounts in investment opportunities in which the Sub-Adviser does not intend to invest on behalf of the Fund, or vice versa.

      The Sub-Adviser will evaluate for the Fund and for each Tremont Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a
Tremont Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the
Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

      When the Sub-Adviser determines that it would be appropriate for the Fund and one or more Tremont Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Sub-Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the
Tremont Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the
Sub-Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

      Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Sub-Adviser for the
Tremont Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for the Fund and the Tremont Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.
See "Other Matters" below.

      Directors, officers, employees and affiliates of the Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Sub-Adviser, or by the Sub-Adviser for the Tremont Accounts,
that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

      Except in accordance with applicable law, the Adviser, the Sub-Adviser and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the
Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Sub-Adviser, except for accounts as to which the Adviser, the Sub-Adviser or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser, the Sub-Adviser or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Sub-Adviser has determined it would be appropriate for the Fund to purchase (or sell), and the Adviser or the Sub-Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

      Future investment activities of the Adviser, the Sub-Adviser and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

      This summary of certain aspects of the federal income tax treatment of the
Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss tax consequences that may be relevant to persons who are neither U.S.
persons within the meaning of the Code nor persons exempt from federal income tax.

Tax Treatment of Fund Operations

      Qualification as a Regulated Investment Company. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of "other issuers". As to each of those
"other issuers", the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under the Code, by December
31 of each year, the Fund must distribute at least 98% of its taxable investment income earned from January 1 through December 31 of that year and at least 98%
of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the
Fund will meet those requirements. To meet these requirements, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Unrelated Business Taxable Income

      Generally, an exempt organization is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains.(1)
This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by
"acquisition indebtedness" during the relevant period of time. Accordingly, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS

      Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of
1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to
ERISA but is subject to the prohibited transaction rules of Section 4975 of the
Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the
Fund.

      ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the
ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax
Aspects--Certain Issues Pertaining to Specific Exempt Organizations") and the
projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the
ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

      Because the Fund is registered as an investment company under the
Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor the Sub-Adviser will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

      A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the
Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the
Code.

      Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, the Sub-Adviser or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and
Benefit Plan assets for the benefit of a party in interest and also prohibits
(or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.
ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the
Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

      The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential
Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of shares.

                                    BROKERAGE

      Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund or Segregated Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

      In selecting brokers and dealers to execute transactions on behalf of a
Hedge Fund or Segregated Account, each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by
Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

      Consistent with the principle of seeking best price and execution, a Hedge
Fund Manager may place orders for a Hedge Fund or Segregated Account with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds and the Segregated Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Hedge Fund
Manager in connection with the Hedge Fund or Segregated Account it manages.
Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund or a Segregated Account.

      It is anticipated that Hedge Fund Managers (including each Hedge Fund
Manager retained to manage a Segregated Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Sub-Adviser to the extent it places transactions for the Fund. However, certain Hedge Fund Managers (other than those managing Segregated Accounts) may have policies that permit the use of brokerage commissions of a Hedge Fund to obtain products or services that are not research related and that may benefit the Hedge Fund Manager.

                            DISTRIBUTION ARRANGEMENTS

General Terms. The Distributor acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions, pursuant to the terms of a
General Distributor's Agreement entered into with the Fund. Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any shares that have not been placed with
Qualified Investors that meet all applicable requirements to invest in the Fund.
The Distributor maintains its principal office at 6803 South Tucson Way,
Centennial, Colorado 80112, and is an affiliate of the Adviser and the
Sub-Adviser.

      Shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

      Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the shares. The Distributor does not intend to make a market in the shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the
Securities Act.

                         PAYMENTS TO FUND INTERMEDIARIES

      Financial Intermediaries may receive reallowance of commissions from the
Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Adviser and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the
Adviser or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund shares and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o        Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o             initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to
              financial intermediaries as sales commissions (see "Distribution
              Arrangements" in the Prospectus);
o             shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o        Payments made by the Adviser or Distributor out of their respective resources and assets, which may include profits the Adviser derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Adviser or Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o             These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other
              Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

     o The Adviser and Distributor  each may also pay other  compensation to the extent the payment is not  prohibited by law or by any  self-regulatory  agency, such as the NASD.  Payments are made based on the guidelines  established by the
Adviser and  Distributor,  subject to applicable law. The Adviser pays a monthly fee to its affiliate,  OFI Institutional Asset Management,  Inc., out of its own
resources  in an amount equal to 50% of the amount of the advisory fee earned by the Adviser under the Advisory  Agreement in connection  with providing  selling and marketing support to the Adviser and the Fund.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the
Fund's prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Adviser or the
Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Adviser when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o        transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o        program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o        placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Adviser or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Adviser or Distributor for marketing or program support:

  ADVEST INC.                             AEGON
  A.G. Edwards & Sons, Inc                AIG Network
  Allianz Life Insurance Company          Allstate Life Insurance Company
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  American Enterprise Life Insurance      American Express Financial Advisors
                                      Inc.
  American Portfolios                     Annuity Investors Life
  AXA Advisors                            Banc One Securities Corporation
  Bank of New York                        Cadaret Grant & Co. Inc.
  Charter One Securities Inc.             Chase Investment Services
  Citigroup Financial Network             CitiStreet
  Citizens Bank of Rhode Island           CJM Planning Corp.
  Columbus Life Insurance Company         Commonwealth Financial Network
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  Federal Kemper                          First Allied Securities Inc
  First Global Capital                    GE Financial Assurance
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  HD Vest                                 Hewitt Associates
  HSBC Brokerage (USA) Inc.               ING Network
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                     Company
  Kemper Life Assurance Company           Legend Equities Corporation
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                     Company
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                   affiliates
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                   affiliates
  Metlife and affiliates                  Minnesota Life Insurance Company
  Morgan Stanley DW Inc.                  NPH Network
  Nationwide and affiliates               New York Life Securities, LLC
  PacLife Network                         Park Avenue Securities LLC
  Planmember Securities Corporation       Prime Capital Services, Inc.
  Princor Financial Services Corporation  Protective Life Insurance Co.
  Provident Mutual Insurance Company      Prudential Investment Management
                                  Services LLC
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  Security Benefit Life Insurance Company Signator Investments
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  UBS Financial Services Inc.             Union Central Life Insurance Company
  Wachovia Securities LLC                 Wells Fargo Investments, LLC

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Adviser or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ABN AMRO                                ADP
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  American Stock & Transfer               Baden Retirement
  BCG                                     Benefit Administration Co., LLC
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  Benetech, Inc.                          BISYS Retirement Services
  Boston Financial Data Services          Ceridian
  Circle Trust Company                    Citigroup
  CitiStreet                              CPI
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  Dyatech                                 ERISA Administrative Services, Inc.
  ExpertPlan.com                          FAScore
  FBD Consulting                          Federated Investors
  Fidelity Institutional                  First National Bank of Omaha
  First Trust Corp.                       Franklin Templeton
  Geller Group                            Gold K
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  ICMA - RC Services                      In West Pension Mgmt
  Independent Plan Coordinators           Ingham Group
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  Kaufman & Goble                         Leggette & Co., Inc.
  Manulife                                MassMutual Financial Group and
                                   affiliates
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  Merrill Lynch & Co., Inc.               Metavante
  Metlife Securities Inc.                 MFS Investment Management
  Mid Atlantic Capital Corp.              Milliman USA
  Morgan Stanley DW Inc.                  National City Bank
  National Financial Services Corp.       National Investors Services Corp.
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                      Inc.
  Northwest Plan Services                 Pension Administration and Consulting
  PFPC, Inc.                              PSMI Group
  Putnam Fiduciary Trust Company          Quads Trust Company
  RSM McGladrey                           SAFECO
  Charles Schwab & Co., Inc.              Security Trust Company
  Sentinel / National Life                Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  The 401k Company                        The Investment Center, Inc.
  Trusource                               Union Bank and Trust Co.
  USI Consulting Group                    Vanguard Group
  Web401K.com                             Wilmington Trust Company

                               VALUATION OF ASSETS

      The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year,
(ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The
Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investment in Hedge Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate, pursuant to which the Fund will value its investments in Hedge
Funds at fair value. The Fund's investments in Hedge Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Hedge Fund. These Hedge Funds value their underlying investments in accordance with policies established by such Hedge Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Hedge Fund and are net of management and performance incentive fees or allocations payable to the Hedge Fund Managers pursuant to the Hedge Funds' agreements. Where no value is readily available from a Hedge Fund or where a value is supplied by a Hedge Fund is deemed not to be indicative of its value, the Hedge Fund will be valued at fair value as determined in good faith by the Board or in accordance with the procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

      To the extent Hedge Fund Managers are engaged to manage the Segregated
Accounts, the Fund will value portfolio securities of the Segregated Accounts managed by the Hedge Fund Managers as described below:

            Equity securities, puts, calls and futures traded on a U.S.
            securities exchange or on NASDAQ are valued as follows:

                  (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal
                     exchange on which they are traded or on NASDAQ, as
                     applicable, on that day, or

                  (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price
                     preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                     date.
            Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

                  (1) at the last sale price available to the pricing service approved by the Trustees, or

                  (2) at the last sale price obtained by the Adviser from the report of the principal exchange on which the security is
                     traded at its last trading session on or immediately before the valuation date, or

                  (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market
                     makers in the security.
            The following securities are valued at the mean between the "bid"
            and "asked" prices determined by a pricing service approved by the
            Trustees or obtained by the Adviser from two active market makers in the security on the basis of reasonable inquiry:

                  (1) debt instruments that have a maturity of more than 397 days when issued,
                  (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60
                     days,
                  (3) non-money market debt instruments that had a maturity of
                     397 days or less when issued and which have a remaining
                     maturity of 60 days or less, and
                  (4) puts, calls and futures that are not traded on an exchange or on NASDAQ.

            Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

            Securities (including restricted securities) not having
            readily-available market quotations are valued at fair value determined under procedures established by the Trustees. If the
            Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and
            "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The Fund's interests in Hedge Funds will not have readily available market quotations and will be valued at their
            "fair value," as determined under procedures established by the
            Trustees. As described in the prospectus, with respect to its interests in Hedge Funds, the Fund will normally rely on valuation information provided by Hedge Fund Managers as being the "fair value" of such investments. The Trustees, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund Manager does not represent the "fair value" of the Fund's interests in Hedge
            Funds.

            In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Adviser may use pricing services approved by the Trustees. The pricing service may use "matrix" comparisons to the prices for comparable
            instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

            The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

                  INDEPENDENT REGISTERED ACCOUNTING FIRM AND LEGAL COUNSEL

     Ernst  &  Young  LLP  serves  as  the  Independent   Registered  Public
Accounting Firm of the Fund. Its principal  business  address is 5 Times Square,
New York, NY 10036.

     Mayer,  Brown, Rowe & Maw LLP, 1675 Broadway,  New York, New York, acts as Fund Counsel and Independent Trustee Counsel.

                                    CUSTODIAN

      Citibank, N.A. (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S.
subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the
Adviser or the Sub-Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 111 Wall Street, New
York, New York 10005.

                    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of June 30, 2005, the Adviser owned approximately 0.18% of the shares of the Fund. The Adviser is a corporation organized under the laws of Colorado and maintains its principal office at Two World Financial Center, 225 Liberty
Street, New York, New York 10281-1008. Any shareholder that holds more than 25%
of the shares may be deemed to control the Fund and generally would be in a position to control the outcome of voting on matters as to which shareholders are entitled to vote.

      In addition, as of June 30, 2005, the following persons are all of the other persons who own of record or are known by the Fund to own beneficially 5%
or more of the outstanding shares of the Fund.

-------------------------------------------------------------------------------
Name                                 Address                  Percentage of
                                                              Shares Owned
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Hawaii Electricians Pension Fund     1935 Hau Street #300     8.28%
                             Honolulu, Hawaii 96819
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Hawaii Electricians Annuity Fund     1935 Hau Street #300     8.28%
                             Honolulu, Hawaii 96819
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Hawaii Carpenters Financial          1199  Dillingham   Blvd. 16.55%
Security Fund                        #200
                             Honolulu, Hawaii 96817
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SCI Cash Balance Plan                1929 Allen Parkway       38.90%
                              Houston, Texas 77070
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HEB Savings & Retirement Plan Trust  646 S. Main Avenue       8.11%
                                     San Antonio, Texas 78204
-------------------------------------------------------------------------------

SUMMARY OF DECLARATION OF TRUST
      The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this
SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the
Declaration of Trust filed as an exhibit to the Fund's Registration Statement.

TERM, DISSOLUTION AND LIQUIDATION

      The liquidation of the Fund may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the shareholders of the Fund or as otherwise provided in the Declaration of
Trust.

      Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets.

      Upon the dissolution of the Fund, its assets are to be distributed (1)
first to satisfy the debts, liabilities and obligations of the Fund, other than debts to shareholders, including actual or anticipated liquidation expenses, and
(2) then to satisfy debts, liabilities and obligations owing to the shareholders. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the shareholders in facilitating an orderly liquidation.

VOTING

      Each shareholder has the right to cast a number of votes equal to the number of shares owned at a meeting of shareholders called by the Board or by shareholders holding not less than one-third of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a business trust would normally be entitled to vote, including the election of Trustees, approval of the Fund's investment advisory agreement, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment
Company Act requires a vote of shareholders on any such matters. Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

REPORTS TO SHAREHOLDERS

      The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for shareholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment
Company Act. Quarterly reports from the Adviser or the Sub-Adviser regarding the
Fund's operations during each fiscal quarter also will be sent to shareholders.

FISCAL YEAR

      For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31st. For tax purposes, the Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year.

                       FUND ADVERTISING AND SALES MATERIAL

      Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. In addition to reporting standardized return performance, cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

      The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

      Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the CSFB/Tremont Hedge Fund
Index, an index prepared in part by Tremont Advisers, Inc., an affiliate of the
Adviser and the Sub-Adviser. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

      The Fund's audited financial statements for the year ended March 31, 2005 immediately follow.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT MARKET NEUTRAL HEDGE
FUND

We have audited the accompanying statement of assets and liabilities of OFI
Tremont Market Neutral Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January
2, 2003 (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence with management of the investment funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI
Tremont Market Neutral Hedge Fund at March 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 2, 2003 to March 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                  /S/ ERNST & YOUNG LLP

New York, New York
May 19, 2005

                   19 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF INVESTMENTS  March 31, 2005
--------------------------------------------------------------------------------

                                                      % OF                                     % OF
                                                INVESTMENT                           FAIR       NET                      ACQUISITION
                                                 FUND HELD           COST           VALUE    ASSETS     LIQUIDITY 1           DATE 2
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS IN INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Akanthos Arbitrage Fund Ltd                            0.4%   $ 1,800,000    $  1,746,145       2.4%    Quarterly              02/05
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Offshore Fund, (USD) Ltd.   0.3      1,900,001       2,322,101       3.2     Quarterly        01/03-04/04
The 32 Capital Fund Ltd.                               0.8      5,015,001       5,971,130       8.4     Monthly          01/03-04/04
                                                              -------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                     6,915,002       8,293,231      11.6

------------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Avenue Investments, L.P.                               0.7      2,200,001       2,698,708       3.8     Annually         01/03-04/04
Bear Stearns High-Grade Structured
  Credit Strategies, L.P.                              0.4      5,000,000       5,251,343       7.3     Monthly                11/04
GoldenTree Credit Opportunities, L.P.                  3.2      2,684,740       2,797,133       3.9     Semi-Annually          12/04
Perry Partners, L.P.                                   0.1      2,800,000       2,840,237       4.0     Semi-Annually          02/05
                                                              -------------------------------------
TOTAL EVENT DRIVEN                                             12,684,741      13,587,421      19.0

------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                   1.6      4,450,000       4,860,310       6.8     Quarterly        10/03-05/04
Julius Baer Diversified Fixed Income
  Hedge Fund                                           2.5      2,000,000       2,076,311       2.9     Quarterly              11/04
Oak Hill CCF Partners, L.P.                            0.8      2,850,000       3,073,620       4.3     Monthly          01/04-05/04
                                                              -------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                    9,300,000      10,010,241      14.0

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Vega Feeder Fund Ltd                                   0.3      2,000,000       2,035,493       2.9     Monthly                01/05

------------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cantillon US Low Volatility Ltd.                       0.4      3,600,000       4,034,540       5.6     Monthly                04/04
Hunter Global Investors Fund I, L.P                    1.3      3,500,000       4,074,211       5.7     Quarterly        01/04-04/04
Pegasus Fund, Ltd.                                     1.1      4,600,000       4,764,960       6.7     Monthly                05/04
Whitney New Japan Partners, L.P.                       3.9      3,000,000       3,842,621       5.4     Quarterly        08/03-07/04
                                                              -------------------------------------
TOTAL LONG/SHORT EQUITY                                        14,700,000      16,716,332      23.4

------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Graham Global Investment Fund II Ltd                   0.1      2,000,000       1,857,263       2.6     Monthly                11/04
The Blenheim Fund Ltd.                                 1.5      2,000,000       2,199,451       3.1     Monthly                11/04
                                                              -------------------------------------
TOTAL MANAGED FUTURES                                           4,000,000       4,056,714       5.7

------------------------------------------------------------------------------------------------------------------------------------
MULTI STRATEGY
Canyon Value Realization Fund, L.P.                    0.2      2,750,000       3,485,881       4.9     Annually         01/03-04/04
Stark Investments, L.P.                                0.3      5,100,000       5,588,103       7.8     Annually         01/04-04/04
                                                              -------------------------------------
TOTAL MULTI STRATEGY                                            7,850,000       9,073,984      12.7
                                                              -------------------------------------
Total Investments in Investment Funds                          59,249,743      65,519,561      91.7

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
Citibank II Money Market Deposit Account                        3,857,764       3,857,764       5.4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS
AND SHORT-TERM INVESTMENT                                     $63,107,507    $ 69,377,325      97.1
                                                              ===========
OTHER ASSETS IN EXCESS OF LIABILITIES                                           2,080,619       2.9
                                                                             ----------------------
NET ASSETS                                                                   $ 71,457,944     100.0%
                                                                             ======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    7 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES  March 31, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

ASSETS
---------------------------------------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $59,249,743)                                $  65,519,561
---------------------------------------------------------------------------------------------------------------
Cash and cash equivalents (cost $3,857,764)                                                          3,857,764
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investment funds sold                                                                                4,753,049
Receivable from Adviser                                                                                 28,657
Other assets                                                                                            30,875
                                                                                                 --------------
Total assets                                                                                        74,189,906

---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables:
Shareholder redemptions                                                                              2,500,733
Management fee                                                                                         136,544
Professional fees                                                                                       71,175
Administration fee                                                                                      18,518
Trustees' fees and expenses                                                                                200
Miscellaneous fees                                                                                       4,792
                                                                                                 --------------
Total liabilities                                                                                    2,731,962

---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $  71,457,944
                                                                                                 ==============

---------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)       $          75
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                          69,972,765
---------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                     (2,909,721)
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                            (1,874,993)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                           6,269,818
                                                                                                 --------------
NET ASSETS                                                                                       $  71,457,944
                                                                                                 ==============

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------
(based on net assets of $71,457,944 and 74,611.389 shares of beneficial interest outstanding)    $      957.74

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    8 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $     57,961

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                        1,056,429
--------------------------------------------------------------------------------
Administration fee                                                      126,787
--------------------------------------------------------------------------------
Registration fees                                                       108,982
--------------------------------------------------------------------------------
Professional fees                                                        96,841
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               7,755
--------------------------------------------------------------------------------
Miscellaneous fees                                                       14,804
                                                                   -------------
Total expenses                                                        1,411,598
Less: Waiver of expenses by the Adviser                                (183,730)
                                                                   -------------
Net expenses                                                          1,227,868

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,169,907)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      1,265,724
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  2,537,395

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  2,633,212
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    9 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                                                        2005           2004
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                 $ (1,169,907)  $   (521,394)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                       1,265,724        258,554
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                   2,537,395      3,185,721
                                                                                                    ----------------------------
Net increase in net assets resulting from operations                                                   2,633,212      2,922,881

--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                                  (1,341,379)      (443,193)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                                  (1,822,133)      (998,487)
--------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                                                    (1,208,656)    (2,621,167)

--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions                            14,425,430     34,360,014

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                        12,686,474     33,220,048
--------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                                     58,771,470     25,551,422
                                                                                                    ----------------------------
End of year [including accumulated net investment loss of $2,909,721 and $943,962, respectively]    $ 71,457,944   $ 58,771,470
                                                                                                    ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   10 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $  2,633,212
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments                                     (1,265,724)
Net change in unrealized appreciation on investments                 (2,537,395)
Purchases of investments                                            (51,884,740)
Proceeds from sales of investments                                   50,385,735
Increase in receivable for investment funds sold                     (4,716,968)
Increase in receivable from Adviser                                      (5,231)
Decrease in other assets                                                 16,199
Increase in management fee payable                                       75,284
Increase in professional fees payable                                    36,775
Increase in administration fee payable                                   11,166
Decrease in Trustees' fees and expenses                                  (2,580)
Decrease in payable for investment fund purchased                    (2,000,000)
Decrease in miscellaneous fees payable                                  (10,150)
                                                                   -------------
Net cash used in operating activities                                (9,264,417)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES 1
--------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                     41,057,790
Payments of shares of beneficial interest redeemed                  (28,606,694)
                                                                   -------------
Net cash provided by financing activities                            12,451,096
--------------------------------------------------------------------------------
Net increase in cash and cash equivalents                             3,186,679
--------------------------------------------------------------------------------
Cash and cash equivalents, beginning of year                            671,085
                                                                   -------------
Cash and cash equivalents, end of year                             $  3,857,764
                                                                   =============

1. Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $4,372,168.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   11 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                          2005           2004         2003 1
--------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    975.00    $  1,017.98    $  1,000.00
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                       (14.18)        (14.91)         (3.80)
Net realized and unrealized gain                             47.16         110.80          21.78
                                                       -------------------------------------------
Total income from investment operations                      32.98          95.89          17.98
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (15.41)        (15.15)            --
Distributions from net realized gain                        (20.94)        (34.13)            --
Tax return of capital distribution                          (13.89)        (89.59)            --
                                                       -------------------------------------------
Total dividends and/or distributions to shareholders        (50.24)       (138.87)            --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    957.74    $    975.00    $  1,017.98
                                                       ===========================================

--------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                            3.22%          8.20%          1.80%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $    71,458    $    58,771    $    25,551
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 4,6
Net investment loss                                          (1.39)%        (1.48)%        (1.49)%
Total expenses                                                1.67%          1.75%          2.21%
Expenses, net of waiver of expenses by the Adviser            1.45%          1.50%          1.50%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate 5                                       66%            22%             0%

1. For the period from January 2, 2003 (commencement of operations) to March 31,
2003.

2. Based on average shares outstanding during each period.

3. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average fair value of investments in Investment Funds.

6. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   12 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral"
investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      Commencing on June 2, 2004, OppenheimerFunds, Inc. (the "Adviser" or
"OFI") began serving as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees
(the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Prior to June 2, 2004, the
Adviser's wholly-owned subsidiary, OFI Institutional Asset Management, Inc.
("OFIIAMI"), served as the Fund's investment adviser. Pursuant to the Advisory
Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing its services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the
Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.
The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares.
Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the
Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The
Fund anticipates that the Board will limit each repurchase to no more than 25%
of the Fund's total assets, although the limit for any one repurchase may be lower. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

                   13 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S.
generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments.
Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the
Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the
Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the
Investment Fund will be valued at fair value as determined in good faith by the
Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the statement of operations. Realized gains and losses on withdrawals from
Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value;
costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and
other types of expenses as may be approved from time to time by the Board.
Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

                   14 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Investment Funds for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
   UNDISTRIBUTED       UNDISTRIBUTED        ACCUMULATED       INVESTMENT FUNDS
   NET INVESTMENT          LONG-TERM               LOSS     FOR FEDERAL INCOME
   INCOME                       GAIN     CARRYFORWARD 1           TAX PURPOSES
   ---------------------------------------------------------------------------
   $--                           $--           $133,733             $1,618,836

1. The Fund had $133,733 of post-October foreign currency losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2005. Net assets of the
Fund were unaffected by the reclassifications.

                                                                   INCREASE TO
                                       REDUCTION TO            ACCUMULATED NET
                                        ACCUMULATED              REALIZED LOSS
   REDUCTION TO                      NET INVESTMENT              ON INVESTMENT
   PAID-IN CAPITAL                             LOSS               TRANSACTIONS
   ---------------------------------------------------------------------------
   $1,195,132                            $1,754,183                   $559,051

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                           YEAR ENDED               YEAR ENDED
                                       MARCH 31, 2005           MARCH 31, 2004
   ---------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                     $    2,036,722           $    1,363,296
   Long-term capital gain                   1,126,790                   78,384
   Return of capital                        1,208,656                2,621,167
                                       ---------------------------------------
   Total                               $    4,372,168           $    4,062,847
                                       =======================================

The primary difference between the book and tax appreciation or depreciation of
Investment Funds is attributable to adjustments to the tax basis of Investment
Funds based on allocation of income and distributions from Investment Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Investment Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on
Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2005 as noted below.

   Federal tax cost of Investment Funds                  $ 63,900,725
                                                         ============
   Gross unrealized appreciation                         $  1,618,836
   Gross unrealized depreciation                                   --
                                                         ------------
   Net unrealized appreciation                           $  1,618,836
                                                         ============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

                   15 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all financial instruments that mature within three months as cash equivalents. Cash equivalents are valued at cost plus accrued interest, which approximates market value.

--------------------------------------------------------------------------------
RECLASSIFICATIONS. Certain of the amounts presented in the statement of assets and liabilities for the period ended March 31, 2004 have been reclassified to conform to the current year's presentation for the statement of cash flows.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

As compensation for services provided by the Adviser under the Advisory
Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee")
computed at an annual rate of 1.25% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). For the year ended March 31, 2005, the Management Fee incurred by the Fund was $1,056,429.
The Adviser pays a monthly fee to the Investment Manager equal to 50% of the
Management Fee earned by the Adviser pursuant to the Advisory Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      In addition, the Adviser has voluntarily agreed to waive a portion of its
Management Fee in order to limit total expenses of the Fund to 1.50% of the average monthly net assets of the Fund. For the year ended March 31, 2005, the
Adviser waived management fees in the amount of $183,730.

      Under the terms of an administration agreement (the "Administration
Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among other things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee")
computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2005, the
Administration Fee incurred by the Fund was $126,787. The Adviser has retained the Investment Manager to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Investment
Manager equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed
..25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

      OFI owned 118.791 and 28,376.843 shares of the Fund, valued at $113,771 and $27,667,292, respectively, as of March 31, 2005 and March 31, 2004. At March
31, 2005, $355,515 of the shareholder redemptions payable was due to a redemption made by OFI.

      Under the General Distributor's Agreement with the Fund, OppenheimerFunds
Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Investment
Manager.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund.

      Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

                   16 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED MARCH 31, 2005      YEAR ENDED MARCH 31, 2004
                                                 SHARES         AMOUNT           SHARES        AMOUNT
------------------------------------------------------------------------------------------------------

Subscriptions 1                              42,128.653   $ 41,057,790       33,545.349   $32,355,144
Dividends and/or distributions reinvested     4,418.741      4,372,168        3,795.989     4,062,847
Redemptions                                 (32,214.718)   (31,004,528)      (2,162.625)   (2,057,977)
                                            ----------------------------------------------------------
Net increase                                 14,332.676   $ 14,425,430       35,178.713   $34,360,014
                                            ==========================================================

1. Includes redemption fees received of $20,788 during the year ended March 31,
2004.

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2005, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2005, the Fund had approximately 2.8% of capital invested in Investment Funds with lock-up provisions extending one year or more from March 31, 2005.

      For the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of Investment Funds were $51,884,740 and $50,385,735, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Adviser, OppenheimerFunds Services and the Distributor
(collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former
Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment
Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

                   17 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. LITIGATION Continued

      The Oppenheimer defendants believe that the allegations contained in the
Complaint are without merit and that they, the funds named as Nominal
Defendants, and the directors/trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                   18 | OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                   Appendix A

                            Industry Classifications

A) Basic Materials

1) Chemicals
2) Forest Products & Paper
3) Iron/Steel 4) Mining B) Communications

5) Advertising 6) Internet 7) Media
8) Telecommunications
C) Consumer, (Cyclical)

9) Airlines 10) Apparel
11)   Auto Manufacturers
12)   Auto Parts & Equipment
13)   Distribution/Wholesale
14)   Entertainment
15)   Food Service
16)   Home Builders
17)   Home Furnishings
18)   Housewares
19)   Leisure Time
20)   Lodging
21)   Office furnishings
22)   Retail
23)   Storage/Warehousing
24)   Textiles
25)   Toys/Games/Hobbies
D)    Consumer, (Non-Cyclical)

26) Agriculture 27) Beverages 28) Biotechnology
29)   Commercial Services
30)   Cosmetics/Personal Carte
31)   Food
32)   Healthcare-Products
33)   Healthcare-Services
34)   Household Products/Wares
35)   Pharmaceuticals
E)    Diversified

36) Holding Companies-Divers F) Energy

37) Coal 38) Energy-alternate Sources 39) Oil & Gas 40) Oil & Gas Services 41)
Pipelines G) Financial

42) Banks 43) Closed-end Funds
44) Country Funds-Closed-end 45) Diversified Financial Service 46) Insurance 47)
Investment Companies
48) REITS 49) Real Estate 50) Savings 7 Loans 51) Venture Capital H) Industrial

52) Aerospace/Defense 53) Building Materials
54)   Electrical Company & Equipment
55)   Electronics
56)   Engineering & construction
57)   Environmental Control
58)   Hand/Machine Tools
59)   Machinery - Construction & mining
60)   Machinery - Diversified
61)   Metal Fabricates/Hardware
62)   Miscellaneous Manufacture
63)   Packaging & Containers
64)   Shipbuilding
65)   Transportation
66)   Trucking & Leasing
I)    Technology

67) Computers 68) Office/Business Equipment 69) Semiconductors 70) Software J)
Utilities

71) Electric 72) Gas 73) Water

NYDB01 17222512.6 052904
1426E  01920318

OFI Tremont Market Neutral Hedge Fund
6803 South Tucson Way
Centennial, Colorado  80112
1.866.634.6220

Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, NY 10281-1008

Sub-Adviser
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Corporate Center at Rye
Rye, New York 10580
1.914.925.1140

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, NY 10281-1008

Transfer Agent
OppenheimerFunds Services
6803 South Tucson Way
Centennial, CO  80112

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, NY  10005

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY  10036

Fund Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

PX0481.1205

(1) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.